Exhibit 10.5

Electronic Cigarettes International Group, Ltd.

SECURITIES PURCHASE AGREEMENT

April 27, 2015

SECURITIES PURCHASE AGREEMENT

Electronic Cigarettes International Group, Ltd.

This Securities Purchase Agreement (this “Agreement”) is made by and between Electronic Cigarettes International Group, Ltd., a Nevada corporation (the “Company”) and Man FinCo Limited, a company incorporated as an offshore company under the regulations of the Jebel Ali Free Zone Authority with registered number 163050 and having its registered office at PO Box 9275, c/o Al Tamimi & Company, Advocates and Legal Consultants, 9th Floor, Dubai World Trade Centre, Dubai, United Arab Emirates (“Man FinCo” or the “undersigned”).

W I T N E S S E T H:

Whereas, the Company, Man FinCo, and certain other lenders are entering into that certain Credit Agreement, dated as of April 27, 2015 (the “Credit Agreement”);

Whereas, in order to induce Man FinCo to enter into the Credit Agreement and to agree to amend the provisions of the Securities Purchase Agreement dated as of July 3, 2014 (the “2014 SPA”) as described in Section E(3) below, subject to the terms and conditions set forth herein (this Agreement and the other agreements executed and delivered by the parties at the Closing (as defined below), the “Transaction Documents”), and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”) and Regulation S promulgated thereunder, the Company desires to issue to ManFinCo, and ManFinCo desires to receive from the Company, shares of the Company’s common stock, par value $0.001 (“Common Stock”);

Now, Therefore, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A.          General.

(1)          The undersigned hereby agrees to receive from the Company, and the Company agrees to issue to the undersigned, 19,666,667 shares of Common Stock (the “Shares”).

(2)          Subject to the terms and conditions of this Agreement, the closing of the issuance of the Shares (the “Closing”) shall take place remotely via the exchange of documents and signatures on the date hereof, or such earlier date as may be mutually agreed to by the Company and Man FinCo (the “Closing Date”). At the Closing:

(a)          the Company shall deliver to Man FinCo a certificate, as of the most recent practicable date, as to the corporate good standing of the Company issued by the Secretary of State of the State of Nevada;

(b)          the Company shall deliver to Man FinCo a copy of the Articles of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the State of Nevada, which have been filed by the Company with the Securities and Exchange Commission’s (“SEC”) EDGAR system;

(c)          the Company shall deliver to Man FinCo a Certificate of the Secretary of the Company attesting as to (i) the By-laws of the Company; (ii) the signatures and titles of the officers of the Company executing this Agreement or any of the other Transaction Documents; and (iii) resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby;

(d)          Pryor Cashman LLP and Fennemore Craig, P.C., counsel for the Company, shall deliver to Man FinCo opinions, dated the Closing Date, in substantially the forms attached hereto as Exhibit C-1 and C-2, respectively; and

(e)          the Company shall deliver to the Purchaser a copy of a certificate for the Shares, registered in the name of Man FinCo, or irrevocable instructions from the Company to the Company’s transfer agent instructing the transfer agent to issue such certificate upon the Closing.

B.          The Common Stock offered will not be registered under the 1933 Act

The undersigned acknowledges that (i) the Common Stock will not be registered under the 1933 Act, or the securities laws of any state in the United States of America or any state, municipality, or country outside of the United States of America; (ii) absent an exemption, any transfer of the Common Stock would require registration; (iii) the shares of Common Stock are being offered and sold in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iv) the Company’s reliance upon such exemption is based in part upon the undersigned’s representations, warranties and agreements contained in this Agreement.

C.          Representations, Warranties, Acknowledgements and Agreements of Man FinCo

The undersigned represents, warrants, acknowledges and covenants to the Company as follows:

(1)          The undersigned has received and carefully read the Transaction Documents. In making the decision to invest in the Common Stock, the undersigned has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the undersigned has discussed with its counsel the representations, warranties and agreements which the undersigned makes by signing this Agreement, the applicable limitations upon the undersigned’s resale of the Common Stock, and the risks inherent in the investment made in the Common Stock, including, without limitation, the suitability thereof, and the tax and legal consequences of this Agreement. The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment. The undersigned disclaims reliance on any statements made or information provided by any person or entity in the course of the undersigned’s consideration of an investment in the Common Stock other than the Transaction Documents.

(2)          The undersigned is acquiring the Common Stock for the undersigned’s own account, with the intention of holding the Common Stock for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Common Stock; and shall not make any sale, transfer or other disposition of the Common Stock without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available under those laws. The undersigned is not acquiring any portion of the Common Stock, or any interest therein, on behalf of another person. No person other than the undersigned has any direct or indirect beneficial interest in the Common Stock subscribed for hereunder by the undersigned. The undersigned is not an underwriter or dealer of the Common Stock; and is not a distributor or participating, pursuant to contractual agreement, in the distribution of the Common Stock.

(3)          The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Common Stock will not cause such overall commitment to become excessive.

(4)          The undersigned is not a “U.S. Person” as that term is defined in Rule 902(k)(1) of Regulation S, promulgated under the 1933 Act, and was not formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act. Man FinCo is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and is not a broker-dealer. The undersigned is acquiring the Common Stock for investment purposes and has no present intention to sell the Common Stock in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or promptly after the expiration of the “distribution compliance period.” as that term is defined in Rule 903 of Regulation S.

(5)          On the date this Agreement was executed and delivered, the undersigned was outside the United States; to the knowledge of Man FinCo, no offer to purchase the Common Stock was made in the United States; and the transactions contemplated hereby have not been and will not be pre-arranged by the undersigned with a purchaser located in the United States or who is a U.S. Person.

(6)          The undersigned will resell the Common Stock only in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration, and the undersigned shall not engage in hedging transactions with regard to the Common Stock unless in compliance with the 1933 Act.

(7)          The undersigned has been informed and understands that the Common Stock is subject to certain restrictions on transfer, which include the following: (A) the Common Stock is deemed to be “restricted securities” within the meaning of Rule 144 under the Act; and (B) that the Common Stock will bear a restrictive legend.

(8)          The undersigned understands that the Common Stock is being offered and sold in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying on the truth and accuracy of the representations, warranties, and agreements of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Common Stock.

(9)          The undersigned is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of receiving the Common Stock, and to make an informed decision relating thereto. At the time the undersigned was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the 1933 Act.

(10)        The undersigned understands that in the SEC’s view, the statutory basis for the exemption claimed for this transaction would not be available if the issuance of the Shares, though in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act; and the undersigned confirms that its purchase is not part of any such plan or scheme.

(11)        The undersigned has not, and will not, engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities sold hereunder.

(12)        The undersigned, in electing to subscribe for the Common Stock hereunder, has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by him and his representatives, if any. The undersigned has been given no oral or written representation or assurance from the Company or any representative of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The undersigned has received answers and information in response to its investigation that it deems to be complete and satisfactory. The undersigned shall keep confidential and not disclose to any third party any and all confidential information and documents received from or on behalf of the Company.

(13)        The address shown under the undersigned’s signature at the end of this Agreement is the undersigned’s principal business address.

(14)        The undersigned acknowledges that Regulation S restricts the offer or sale of the Common Stock to a U.S. Person or for the account or benefit of a U.S. Person for a period of one year commencing on the Closing Date. Rule 902(f) and Rule 903 govern the forty day distribution compliance period. In the event that multiple purchasers are accepted by the Company, the distribution compliance period shall begin only after the Closing Date. The undersigned understands that the Company will refuse to register any transfer of the Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and it will instruct its transfer agent to place a stop transfer order on any certificates representing such Common Stock, which are attempted to be transferred contrary to the above conditions.

(15)        The certificates representing the Common Stock that the undersigned will receive will contain a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”) AND REGULATION S PROMULGATED THEREUNDER AND HAVE NOT BEEN REGISTERED UNDER THE ACT. TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION, AND HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. THESE SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OF, A “U.S. PERSON” (AS THAT TERM IS DEFINED IN REGULATION S) EXCEPT IN ACCORDANCE WITH REGULATION S OR ANY OTHER APPLICABLE LAW, REGULATION OR RULE GOVERNING SUCH RESALE.”

(16)        The undersigned has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the issuance of the Shares, including, without limitation, the suitability of this investment and to obtain any such additional information and engage in such due diligence that the undersigned deems necessary or advisable, or such other information as the undersigned desired in order to evaluate an investment in the Company; and the undersigned availed itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

(17)        The undersigned is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting.

(18)        Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by the undersigned to the Company along with this completed Agreement, the undersigned is not affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority (“FINRA”) as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm.

D.          Representations Warranties, Acknowledgements and Agreements of the Company

In order to induce the undersigned to execute and deliver this Agreement, the Company represents, warrants, and covenants to the undersigned as follows:

(1)          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full power and authority to own its properties and to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which such qualification is required, whether by the nature of the business conducted, property owned or otherwise, other than those jurisdictions in which the failure so to qualify or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), prospects or results of operations of the Company, taken as a whole.

(2)          The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the offer and sale of Common Stock contemplated hereby shall, assuming the representations and warranties of the undersigned are correct, be in compliance with the exemptions from registration set forth in Regulation S and/or Section 4(a)(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Company, in reliance on the representations and warranties of the undersigned, shall make all filings required to qualify for such exemptions. No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company. No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Agreement and the other Transaction Documents is required which has not been given or obtained.

(3)          The Company has the requisite power and authority to execute and deliver this Agreement and the other Transaction Documents, and perform its obligations herein and therein, and consummate the transactions contemplated hereby and thereby. This Agreement is and each other Transaction Document will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

(4)          The consummation by the Company of the transactions contemplated hereby and by the other Transaction Documents and issuance of the Common Stock will not result in any conflict with, or result in a violation or breach of any of the terms, conditions or provisions of, or constitute (with or without due notice, lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any lien upon any of the properties or assets of the Company under, (i) its Articles of Incorporation; (ii) any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company is subject; or (iii) to its knowledge, any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of FINRA or by which any property or asset of the Company is bound).

(5)          The authorized capital stock of the Company is as set forth in the Company SEC Documents (as defined below). As of the date hereof, the outstanding capital stock of the Company is as set forth on Schedule D(5) to this Agreement. Except as set forth in Schedule D(5), (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. The Shares represent 4.98% of the Company’s total issued and outstanding Common Stock on a fully diluted and as-converted basis, after giving effect to the closings of all of the transactions contemplated by this Agreement, the Credit Agreement and all other agreements referenced or in connection with the Credit Agreement and taking into account any options, warrants or other convertible securities as though fully exercised or converted.

(6)          There is no action, suit, proceeding, inquiry, notice of violation or investigation before or by any court, arbitrator, public board, government agency, regulatory authority, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against the Company, any officers or managers of the Company in their capacities as such, or any of their respective assets or properties.

(7)          The Company has made or filed all United States federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects. The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with GAAP. No taxing authority has given notice of an assertion, or is threatening to assert, against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

(8)          The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Material Contracts, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, or condition or conditions, if any, could not reasonably be expected to have a Material Adverse Effect. “Material Contracts” means any and all contracts or agreements to which the Company is a party and which the Company has entered into since June 25, 2013 and which are filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(9)          The Common Stock to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and non-assessable.

(10)        The Common Stock offered hereby is being offered and sold pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws for nonpublic offerings. To this end, the Company has not offered or sold the Common Stock to any person in the United States, or, to the best knowledge of the Company, to any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S, nor has the Company offered or sold the Common Stock for the account or benefit of any U.S. Person. At the time of the execution and delivery of this Agreement, the Company and/or its agents reasonably believed that the undersigned was outside the United States and was not a U.S. Person.

(11)        The Company and/or its agents believe that the transaction contemplated hereby has not been pre-arranged with a buyer in the United States.

(12)        The Company has not conducted any “directed selling efforts” as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the Common Stock to persons resident within the United States or any other U.S. Person as that term is defined in Rule 902 of Regulation S.

(13)        As required by Regulation S, the Company must agree, and does hereby agree, that it will refuse to register any transfer of the Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; provided, however, that if the securities are in bearer form or foreign law prevents the Company from refusing to register securities transfers, other reasonable procedures (such as the legend described above) are implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S.

(14)        Since June 25, 2013, the Company has filed all forms, reports, certifications and other documents required to be filed by the Company with the SEC since it became an SEC reporting company. All such registration statements, forms, reports, certifications and other documents (including those that the Company may file after the date hereof until the Closing), as the same may be amended from time to time, are referred to herein as the “Company SEC Documents.” All of the Company SEC Documents are publicly available on the SEC’s EDGAR system. Except as disclosed on the SEC’s EDGAR system, the Company SEC Documents (x) were filed on a timely basis, (y) at the time filed, were prepared in compliance with the applicable requirements of the 1933 Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and (z) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Documents or necessary in order to make the statements in such Company SEC Documents, in the light of the circumstances under which they were made, not misleading.

(15)        Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the Company SEC Documents at the time filed (i) complied as to form with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (including, without limitation, Regulations S-X), (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved and at the dates involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly presented the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Company, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or will not be material in amount or effect.

(16)        Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement, and except for normal and recurring liabilities incurred since the latest balance sheet included in the Company SEC Documents in the ordinary course of business, the Company does not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due that, individually or in the aggregate, are reasonably likely to have a Company Material Adverse Effect.

(17)        Except as set forth in the Company SEC Documents, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any subsidiary thereof or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Common Stock or (ii) could, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary thereof, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty which could, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect.

(18)        The Company and its subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the Company SEC Documents, as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any subsidiary thereof has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Except as set forth in the Company SEC Documents, neither the Company nor any subsidiary thereof has received, since the date of the latest audited financial statements included within the Company SEC Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any person, except as could not have or reasonably be expected to not have a Material Adverse Effect. Except as set forth in the Company SEC Documents, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(19)        There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed and could be reasonably likely to have a Material Adverse Effect.

E.          Other Agreements

(1)          Until such time as Man FinCo owns no shares of Common Stock, the Company shall timely file with the SEC all Company SEC Documents as are specified in the 1933 Act or the Exchange Act and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. Each Company SEC Document to be filed by the Company, when filed with the SEC, will comply with all applicable requirements of the 1933 Act or the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company to be included in each Company SEC Document to be filed by the Company will comply as to form, as of the date of its filing with the SEC, with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, will be prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the SEC) and will fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments, which will not be material, consistent with past practices and consistently applied.

(2)          In the event that Man FinCo shall beneficially own 5% or more of the Company’s Common Stock, Man FinCo shall agree to execute a customary lock up agreement as requested by the underwriters in connection with any underwritten public offering for the 180-day, or such shorter period as the underwriter may consent to, period following the date of the final prospectus in connection therewith.

(3)          Man FinCo and the Company agree to amend the 2014 SPA to delete Sections A(2) and A(3) thereof.

F.          Miscellaneous

(1)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles. Any dispute that may arise out of or in connection with this Agreement shall be adjudicated before a court located in New York City and the parties hereto submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in New York City and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Common Stock, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company.

(2)          THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE UNDERSIGNED’S PURCHASE OF THE COMMON STOCK.

(3)          This Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Execution and delivery of this Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(4)          The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(5)          If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(6)          Each Party shall be responsible for all of its out-of-pocket costs and expenses incurred with respect to this Agreement and the transactions contemplated by this Agreement. Nevertheless, in the event that any dispute between the Parties should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to seek to recover from the non-prevailing party in such dispute all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorney’s fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

(7)           This Agreement supersedes all other prior oral or written agreements among Man FinCo, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments and agreements referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Man FinCo makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument signed by the Company and Man FinCo, and no provision hereof may be waived other than by an instrument signed by the Party against whom enforcement is sought.

(8)          All share and per share numbers set forth herein shall be subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement.

G.          Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth herein or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section G, together with copies thereof as follows:

In the case of the Company to:

Electronic Cigarettes International Group, Ltd.

14200 Ironwood Drive

Grand Rapids, MI 49534

with a copy to:

Pryor Cashman LLP

7 Times Square

New York, New York 10036

Attention: M. Ali Panjwani, Esq.

Fax: (212) 798-6319

In the case of Man FinCo, to:

Man FinCo Limited

PO Box 9275

c/o Al Tamimi & Company,

Advocates and Legal Consultants

9th Floor, Dubai World Trade Centre

Dubai, United Arab Emirates

With a copy to:

MAN CAPITAL LLP

4 Grosvenor Place

London SW1X 7HJ

Telephone: +44 (0) 207 838 7311

Fax: +44 (0) 207 838 7339

Email: Nmalik@mancapllp.com

With a copy to:

WilmerHale

10 Noble Street

London EC2V 7QJ

United Kingdom

Attention: Michael Holter

Email: michael.holter@wilmerhale.com

Tel: +44-20-7645-2509

Notice given as provided in this Section shall be deemed effective: (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, receipt acknowledged, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service. As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement on this ___ day of April 2015.

MAN FINCO LIMITED

BY:
NAME:
TITLE:

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

By:
Name:
Title: